STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME / (LOSS) $ in Thousands	2 Months Ended
Dec. 31, 2024 USD ($)
Jefferson Capital, Inc. before the business combination
Operating Expenses
Professional fees	$ 10,000
Other selling, general and administrative	650
Total Operating Expenses	10,650
Net Operating Income	(10,650)
Income Before Income Taxes	(10,650)
(Provision) / benefit from income taxes	2,556
Net Income	(8,094)
Comprehensive Income	$ (8,094)